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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 19, 1998
             -------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                           INTERNATIONAL PAPER COMPANY
             --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

New York                     1-3157                    13-0872805
--------                     ------                    ----------
(State of                   (Commission                (IRS Employer
Incorporation)               File)                     Identification Number)

                   Two Manhattanville Road, Purchase, NY 10577
                   -------------------------------------------
                    (Address of Principal executive offices)

                                  914-397-1500
                                  ------------
                                 (Telephone No.)


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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  N/A

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  N/A

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  N/A

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  N/A

ITEM 5.           OTHER EVENTS

                  The Company announced 1998 third-quarter earnings of $77 million, or $.25 a common share, before special items. This represented a 14 per cent decrease from second-quarter earnings of $90 million, or $.29 a share, before special items.

                  The Company also announced the establishment of a $170 million pre-tax reserve for costs associated with closings, dispositions, and consolidations, and $65 million in pre-tax gains from sale of the Company's Veratec business and reversal of previously established reserves.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  N/A

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements:

                  N/A

                  (b)      Pro Forma Financial Information:

                  N/A


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                  (c)       Exhibits

                  (99) Press release dated October 13, 1998 announcing earnings for the third quarter of 1998 and a pre-tax reserve of $170 million.

ITEM 8.           CHANGES IN FISCAL YEAR

                  N/A



                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     INTERNATIONAL PAPER COMPANY

                                                     (Registrant)

Date: October 19, 1998                               /S/ CAROL M. SAMALIN
          Purchase, NY                               --------------------
                                                     Carol M. Samalin
                                                     Assistant Secretary